©2010 ADS Alliance Data Systems, Inc. Confidential and Proprietary Alliance Data NYSE: ADS Q4 2010 Exhibit 99.1

NYSE: ADS  |  Q4 2010 2
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Alliance Data is the largest and most comprehensive provider of transaction-based marketing and loyalty solutions.
A Unique Business Model.
Advantages over traditional marketing channels:
-
Transaction-based programs allow micro-segmentation of clients’ customer data
-
Provide high, measurable ROIs for our clients
Comprehensive suite of products that
target the $190 billion direct and digital marketing
channel:
- Multi-channel marketing strategy
- Data products
- Database design and build
- Analytics
- Permission-based email
- Customer care
- Processing
- Credit

NYSE: ADS  |  Q4 2010 3
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Designs and executes
ROI-based marketing
programs that deliver
measurable results
Designs, delivers and
manages a suite of
loyalty marketing
programs and services
to profitably change
customer behavior
Drives sales for our
clients by providing
marketing driven
branded credit
programs that build
customer loyalty
Three Businesses.  One Focus.
The largest and most comprehensive provider of
transaction-based marketing and loyalty solutions. These
solutions are delivered through 3 businesses:
Private Label
YTD  adj. EBITDA:  $159mm
YTD adj. EBITDA: $103mm
YTD adj. EBITDA, net
of funding costs: $265mm
*******
******* *******

NYSE: ADS  |  Q4 2010 4
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
2010:  A Final Look – Top Questions
1.
Epsilon:  • Q3 reported topline growth 29%; organic 19%
2.
Epsilon:  • Visa - Top 5 Epsilon client; typical margin; large future growth opportunity
3.
LoyaltyOne:  • Miles issued soft (2 clients); anniversary Q1 2011; 5% growth 2011
4.
LoyaltyOne: • Substantial runway before hitting ultimate redemption rate of 72%
5.
Private Label: • Sept. delinquencies 6.1%; tracking to sub-6% by year-end despite small bubble from CARD Act
6.  Private Label: • Q4 losses tracking to high 8% - typical seasonality + small bubble
7. Private Label: • Solid loan loss reserve (reserve rate % > actual charge-off %)
8. Guidance: • Min. $5.70 core eps (2010) v. $4.64 (2009 normalized) = 23% growth
• Includes ($0.30) hit from Card Act
• Focused on “pristine” quality of earnings
• 2011:  20% growth less additional int’l investments = 18% net

NYSE: ADS  |  Q4 2010 5
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
2011 Guidance
($MM, except per share data)
2010
Guidance
2011
Guidance
%
Change
Revenue $2,800
$3,000 8%
Core EPS $5.70
$6.75 18%
EPS $3.48
$4.66 34%
(Assumes Flat Share Count)

NYSE: ADS  |  Q4 2010 6
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Free
Cash
Flow
(MM, except per share)
2011
Adjusted EBITDA 900 $
LoyaltyOne adjustment 50
950 $
Private Label funding costs (200)
Core interest expense/capital expenditures/
  cash taxes/regulatory capital (350)
Free cash flow 400 $
Free cash flow per share 7.15 $

NYSE: ADS  |  Q4 2010 7
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
(+) (-)
LoyaltyOne: New sponsors/renewals
Brazil
Epsilon: Database/Digital
Abacus/Data
Private Label: Yield
Credit losses
Funding costs
Pipeline
ADS: Liquidity
Debt levels
Free cash flow
Buyback
Issuance growth
Canceled/bankrupt client burn-off
New client ramp-up timing
Optimism for 2011 Outweighs the Risks

NYSE: ADS  |  Q4 2010 8
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
The Business Model: Units Cycle Differently
Strong Growth and Consistency Regardless of Macro
Macro
$3.88
The Great Recession
*Excludes infrequently occurring items
The Great Macro “Muddle Through”
2012 2008 2009 2010 2007 2011
Good
Liquidity Crisis
Massive Layoffs
Weakened Consumer Confidence
No Double-dip, But Only 2 -3% GDP
Slow Employment Recovery:
Unemployment 9.6% 9.2% 8.7% in 2012
$4.42
$4.64*
$5.70
Alliance Data
Core EPS
~$8.00
$6.75
Balanced
Growth Across
All Businesses
LoyaltyOne and Epsilon’s
Performance, Plus Buyback
Outpace Decline in Private Label
Double -digit
Topline Across
All 3 Businesses
EBITDA Growth
Across All 3
Businesses
Balanced
Growth Across
All Businesses
Restored
2007-12
CAGR
16%
-----Strong ADS Performance-----

NYSE: ADS  |  Q4 2010 9
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Alliance Data’s Safe Harbor Statement and
Forward-Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us.
Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including the anticipated effects of the CARD Act and those discussed in our filings with the Securities and Exchange Commission.
If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation’s business which are not historical facts are
“forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K.

NYSE: ADS  |  Q4 2010 10
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Financial Measures
In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the
Company presents financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, core earnings and core earnings per diluted share.
These non-GAAP financial measures exclude costs associated with the terminated merger with affiliates of
The Blackstone Group and other costs. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. These metrics are an integral part of the Company’s internal reporting to measure the performance of reportable segments and the overall effectiveness of senior management. Reconciliations to comparable GAAP financial measures are available in the accompanying schedules and on the Company’s website. The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core earnings per diluted share represent performance measures and are not intended to represent liquidity measures. The non-
GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.